Capital and Reserves	12 Months Ended
Dec. 31, 2019
Disclosure of classes of share capital [abstract]
Capital and Reserves
Note 21 - Capital and Reserves

Share capital

	2017	2018	2019
	NIS

Issued and paid at January 1	1,006,046	1,010,446	1,161,968
Equity offering	-	121,212	306,000
Exercise of share options	4,400	30,310	4,917

Issued and paid at December 31	1,010,446	1,161,968	1,472,885

The share capital is comprised of ordinary shares of NIS 0.01 par value each.

In June 2019, 3,030,300 series 2 options of the Company which were issued on June 2018, expired.

In December 2019, The Company issued for immediate total net consideration of approximately NIS 309 million:

•	30,600,000 ordinary shares of the Company (par value NIS 0.01 per share, or ordinary shares).

•
7,038,300 Series 3 Options. Each Series 3 Option entitles the holder thereof to purchase one ordinary share at an exercise price of NIS 8.64, until April 1, 2020. Until December 31, 2019, 491,717 of Series 3 Options were exercised for a total consideration of NIS 4 million. (2,011,998 of Series 3 Options have already been exercised, as at March 23, 2020)

•
6,426,000 Series 4 Options. Each Series 4 Option entitles the holder thereof to purchase one ordinary share at an exercise price of NIS 9.60, until September 30, 2020. Until December 31, 2019, no options were exercised from Series 4. (359,676 of Series 4 Options have already been exercised, as at March 23, 2020)

The offering was made under the Company's 2017 shelf prospectus and the securities were registered for trading on the Tel Aviv Stock Exchange.

At December 31, 2019, the authorized share capital was comprised of 300 million ordinary shares (December 31, 2018, 2017 - 300 million each). The holders of ordinary shares are entitled to receive dividends as declared.

Basic and diluted earnings (loss) per share

The calculation of basic earnings (loss) per share was based on the profit (loss) attributable to ordinary shareholders and the weighted average number of ordinary shares outstanding (100,654,935, 107,499,543 and 121,442,952 during the years 2017, 2018 and 2019, respectively). The calculations of diluted earnings (loss) per share was based on the profit (loss) attributable to ordinary shares and the weighted average number of ordinary shares in the basic earnings (loss) per share in addition of 234,726, 262,615, 3,066,497 incremental shares (NIS 0.01 par value each) that would be issued resulting from exercise of all options for the years ended December 31, 2017, 2018, 2019 respectively.

in December 31, 2019, 17,161 thousand options (2018 and 2017 - 780 thousand and 78 thousand options, respectively), were excluded from the diluted weighted average number of ordinary shares calculation as their effect would have been anti-dilutive.

The average market value of the Company’s shares for purposes of calculating the dilutive effect of share options was based on quoted market prices for the period that the options were outstanding.

Dividends

In 2017-2019 the Company did not pay dividend to the shareholders of the Company.

Hedging reserve

The hedging reserve comprises the effective portion of the cumulative net change in the fair value of cash flow hedging instruments related to hedged transactions that have not yet occurred or exercised.